SECURITIES & EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT



           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934

                        Date of Report: February 11, 2003

                             ASA INTERNATIONAL LTD.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)
               --------------------------------------------------



         Delaware                      O-14741                     02-0398205
----------------------------         ------------               ----------------
(State or Other Jurisdiction         (Commission                (I.R.S. Employer
  of  Incorporation)                  File Number)               Identification
                                                                     Number


    10 Speen Street, Framingham, MA                                     01701
----------------------------------------                               --------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's Telephone Number, including Area Code:                 508 626-2727


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 2.           Acquisition of Assets.

         On December 1, 2002, ASA International Ltd., through a wholly owned subsidiary, completed the purchase of substantially all of the assets of PowerCerv Corporation. Under terms of the acquisition agreement, in addition to ASA assuming certain PowerCerv liabilities, ASA paid PowerCerv $500,000 cash ($100,000 of which had been advanced to PowerCerv as a loan) and issued a $90,000 note due in six months. The purchase price may be subject to certain post-closing adjustments. The closing of the transaction was completed after the approval of the transaction by the shareholders of PowerCerv. The acquisition price paid by ASA was the result of arm's length negotiations between the two parties. The cash portion of the purchase price was paid from ASA's cash reserves.

         ASA acquired equipment in the acquisition consisting primarily of office furniture and computer equipment which was used by PowerCerv in its software business. ASA intends to continue use the equipment for its business.

         The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the acquisition agreement previously filed with the Registrant's Current Report on Form 8-K filed with the SEC on October 2, 2002, which is incorporated herein by reference.


Item 7.  Exhibit and Financial Statements


The Registrant's Form 8-K/A as filed with the Securities and Exchange Commission on December 13, 2002 provides that the financial statements and Pro Forma financial information required by this item would be filed by amendment within sixty days of such date. Such financial statements and Pro Forma financial information are provided herein by this amendment following the signature line.

a)      Financial Statements of the Business Acquired.

        (i) The historical financial statements of PowerCerv Corporation at 30, 2002 and for the nine months then ended (unaudited) included in PowerCerv's Quarterly Report on Form 10-QSB filed November 14, 2002.

        (ii) The historical financial statements of PowerCerv Corporation at 31, 2001 and 2000 and for the years then ended with the accompanying report of the Independent Auditors were included in PowerCerv's Current Report on Form 10-KSB filed on April 16, 2002.

(b)     Pro Forma Financial Information.

            The following pro forma financial information, together with accompanying summary and notes, is included herein as Exhibit 99.1:
                                                      ------------

        (i) ASA International Ltd. and Subsidiaries Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2002.

        (ii) ASA International Ltd. and Subsidiaries Unaudited Pro Forma Combined Statement of Operations for the nine months September 30, 2002.

        (iii) ASA International Ltd. and Subsidiaries Unaudited Pro Forma Combined Statement of Operations for the year ended 31, 2001.


(c)     Exhibits.
        ---------

         99.1 Unaudited Pro Forma Condensed Combined Financial Statements of ASA International Ltd. as of September 30, 2002 and for the nine months then ended and Unaudited Pro Forma Condensed Combined Statement of Operations of ASA International Ltd. for the year ended December 31, 2001.

                                   SIGNATURES
                                   ----------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASA INTERNATIONAL LTD.



                                                BY: /s/ Terrence C. McCarthy
                                                    ----------------------------
                                                    Terrence C. McCarthy
                                                    Vice President and Treasurer


Date:  February 11, 2003